                                                                 CONFORMED COPY
                                                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 1996


                           DISCOVER CARD TRUST 1992 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                               0-21186                           Not Applicable
- - --------                               -------                           --------------
(State of                              (Commission                       (IRS Employer
organization)                          File Number)                       Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                                  19720
- - -----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184


                                Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)





                                 Page 1 of 13
                         Index to Exhibits is on page 4





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Item 5.  Other Events

On May 15, 1996 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of April 1996, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                                Description
- - -----------                                -----------
21                                        Monthly Certificateholders' Statement for Discover Card Trust 1992 B related to the Due
                                          Period ending April 30, 1996.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  DISCOVER CARD TRUST 1992 B
                                         (Registrant)

                                  By: DISCOVER RECEIVABLES FINANCING
                                      GROUP, INC.
                                      as originator of the Trust


                                  By:          Birendra Kumar
                                      ------------------------------
                                      Birendra Kumar
                                      Vice President and Treasurer


Date: May 15, 1996

                                 EXHIBIT INDEX

Exhibit No.                                Description
- - -----------                                -----------
21                                         Monthly Certificateholders' Statement for Discover Card Trust 1992 B related to the Due
                                           Period ending April 30, 1996